UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2025

Yoshiharu Global Co.

(Exact name of registrant as specified in its charter)

Delaware	001-41494	87-3941448
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6940 Beach Blvd., Suite D-705

Buena Park, CA 90621

(Address of principal executive offices and zip code)

(714) 694-2403

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	YOSH	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Agreement

On April 2, 2025, Yoshiharu Global Co., a Delaware corporation (the “Company”) entered into two new securities subscription agreements and amended one securities subscription agreement (the “Subscription Agreements”) with certain investors pursuant to which the investors purchased an aggregate of 400,000 additional warrants for a purchase price of $1,000,000. The Subscription Agreements contain customary representations, warranties, and indemnification provisions and were entered into in reliance on self-certification as an accredited investor pursuant to Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

Each warrant is exercisable for one share of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), at an exercise price of $0.01 (the “Shares”) pursuant to the terms of the warrant agreement (the “Warrant Agreement”). Pursuant to the terms of the Warrant Agreement, in the event that the Company has not obtained stockholder approval, the Company may not issue upon exercise of the Warrants a number of shares of Common Stock, which, when aggregated with any shares of Common Stock issued pursuant to the subscription agreements executed contemporaneously between the Company and other investors or holders of Warrants (whether for Common Stock or Warrants) would equal twenty (20%) percent or more of the Common Stock or twenty (20%) percent or more of the voting power of the Company outstanding before the issuance (the “Requisite Stockholder Approval”).

Pursuant to the Subscription Agreements, the Company is obligated to submit a registration statement to the Securities and Exchange Commission (the “SEC”) within thirty (30) calendar days following the filing of the Company’s Annual Report on Form 10-K with the SEC for the fiscal year ended December 31, 2024. If the Company fails to file the registration statement by this deadline, it shall provide written notice to the investors within five (5) business days, detailing the reason for the delay and the expected timeline for submission.

The Subscription Agreements also provide that should the Company (i)fail to submit the registration statement within the timeline specified above or if the registration statement is denied, withdrawn or not declared effective by the SEC within one-hundred twenty (120) days from the filing date or (ii) fail to obtain the Requisite Stockholder Approval within 75 days from the date of the Subscription Agreements, the investors will have the option, in their sole discretion, to: (1) with respect to (i), require the Company to assist it in filing for an exemption under Rule 144 or other applicable SEC regulations to remove the transfer restrictions from the Shares, or, if such exemption is unavailable, demand the Company to repurchase the Warrants or underlying shares at the original purchase price; or (2) demand a full refund of the subscription amount, subject to the Company’s financial capability as verified by an independent audit conducted within 15 days of the demand. The Subscription Agreements also state that should a refund become necessary, the Company is obligated to process and complete the refund within thirty (30) calendar days of it exercising its right to a refund. If the Company fails to remit the refund within this period, the outstanding amount shall accrue interest at an annual rate of eight percent (8%) until fully paid.

Subject to certain exceptions set forth in the Warrant Agreement (including while the Requisite Stockholder Approval is being obtained), in the event that the Company does not deliver the Shares upon the exercise of the Warrants, such investor may purchase shares in the open market and the Company shall, within five (5) Trading Days after the investor’s request to either (1) pay in cash to an amount equal to the total purchase price (including brokerage commissions, if any) for the shares of Common Stock that the investor purchased in open market transactions, at which point the Company’s obligation to issue such the Shares shall terminate or (2) promptly honor its obligation to deliver to the investor or its designee such Shares or credit the investor’s or its designee’s balance account with DTC for such Shares and pay cash to the investor in an amount equal to investor’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased in the open market transactions, less the product of (A) the number of shares of Common Stock purchased in the, and (B) the Closing Sale Price of a share of Common Stock on the Exercise Date.

The Board of Directors believes the sales price of $2.50 for each of Warrant to be in the best interests of the Company in light of its immediate need to generate the requisite capital to maintain Nasdaq’s continued listing standards and for other general corporate purposes.

Capitalized terms not defined herein, have the meanings set forth in the Subscription Agreement.

The foregoing is a summary description of certain terms of the Subscription Agreements. For a full description of all terms, please refer to each the Subscription Agreements that are filed herewith as Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3 respectively, to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in “Item 1.01 Entry into a Material Definitive Agreement” relating to the Subscription Agreements is incorporated by reference herein in their entirety. The Company intends to issue the Warrants pursuant to the exemption from the registration requirements of the Securities Act, available under Section 4(a)(2) and/or Regulation D promulgated thereunder. The investors are “accredited investors” as such term is defined in Regulation D promulgated under the Securities Act.

Forward-Looking Statements

This current report contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements can be identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” “promise” or similar references to future periods. Examples of forward-looking statements in this current report include, without limitation, statements regarding the Company’s available options to resolve the deficiency and regain compliance with Nasdaq Listing Rule 5550(b)(1). Forward-looking statements are statements that are not historical facts nor assurances of future performance. Instead, they are based on the Company’s current beliefs, expectations and assumptions regarding the future of its business, future plans, strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent risks and uncertainties, and actual results may differ materially from those set forth in the forward-looking statements. Important factors that could cause actual results to differ include, without limitation, that there can be no assurance that the Company will meet Nasdaq Listing Rule 5550(b)(1) during any compliance period or otherwise in the future, that there can be no assurance that the Company will otherwise meet Nasdaq compliance standards, that there can be no assurance that Nasdaq will grant the Company any relief from delisting as necessary or whether the Company can agree to or ultimately meet applicable Nasdaq requirements for any such relief, and the other important factors described under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) for the year ended December 31, 2024 and its other filings with the SEC. Any forward-looking statement made by the Company in this current report is based only on information currently available and speaks only as of the date on which it is made. Except as required by applicable law, the Company expressly disclaims any obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit Number	Description
10.1	Securities Subscription Agreement with Keystone Funds dated April 2, 2025
10.2	Securities Subscription Agreement with Atlas Fund dated April 2, 2025
10.3	Securities Subscription Agreement with Harang Co dated April 2, 2025 (amended)
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2025

YOSHIHARU GLOBAL CO.

By:	/s/ James Chae
Name:	James Chae
Title:	Chief Executive Officer